United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-22217

(Investment Company Act File Number)

Federated Hermes Core Trust III

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 03/31/21

Date of Reporting Period: 03/31/21

Item 1.	Reports to Stockholders

Annual Shareholder Report
March 31, 2021

Project and Trade Finance Core Fund
(formerly, Federated Project and Trade Finance Core Fund)

A Portfolio of Federated Hermes Core Trust III
(formerly, Federated Core Trust III)

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Project and Trade Finance Core Fund (the “Fund”),1 based on net asset value for the 12-month reporting period ended March 31, 2021, was 4.63% compared to a return of 0.27% for the ICE BofAML U.S. Dollar 1-Month Deposit Offered Rate Constant Maturity Index (ICE1MDOR),2 the Fund’s benchmark. The Fund’s assets typically pay interest based on a spread to 1-month LIBOR, a global reference rate for short-term interest rates, and the weighted average life of the Fund’s portfolio was 16.98 months as of the end of the reporting period. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of ICE1MDOR.
During the reporting period, the most significant factors affecting the Fund’s performance relative to ICE1MDOR were: (1) the selection of individual securities within each sector and sector diversification; (2) stable spreads in the market (for most of the reporting period); and (3) cash levels.
Market Overview
From initial concerns of double-digit contraction in global trade as the pandemic unravelled, 2020 ended at a modest −5.3% year-over-year. As per latest report by the World Trade Organization (WTO), global trade is expected to grow by 8% in 2021, followed by 4% in 2022, as economic activity continues to recover. Although the trend is still below pre-pandemic levels, the recovery is welcome. This is expected to lead to recovery of trade finance revenues in 2021, following a 7.5% contraction in 2020, according to industry research.
In 2020, Asia was the only region that showed growth in exports, driven primarily by lower impact of the pandemic on some of the regional economies as well as significant volumes of consumer goods and medical supplies coming out of the region. The WTO expects the region to retain its leading position in 2021, while some regions are expected to stagnate, such as Africa, South America and Middle East.
Supply chains fared reasonably well through the pandemic despite lockdowns, quarantine measures and increased uncertainty. Unrelated to the pandemic, in March 2021, a 400-meter-long 200,000 deadweight tonnage containership grounded and blocked one of the world’s most important supply lines–the Suez Canal, which accommodates 10-12% of the world’s trade. Despite the scale of disruption (200 stranded vessels), the speed of recovery (vessel was re-floated within six days) was impressive and a testament to the resilience of supply chains.
In the course of 2020, we have seen a number of high-profile defaults and fraud cases within commodity trade and trade finance. The most recent is a publicized case of a $36 million 8-cargo copper blister supply contract. Upon arrival of the first cargo to China, the copper blisters turned out to be painted stone slabs and concrete.
The Fund was generally not impacted by these events as it historically does not favor the commodity trade finance space. These types of financing take the form of loans directly to commodity trading companies to use for their general business. Therefore, they are unsecured corporate debt obligations and not often directly linked to or secured by physical trade flows.
Additionally, there have been reports of some of the trade finance providers closing or filing for insolvency.
The most widely reported incident involved the insolvency of Greensill Capital whose business model is to offer corporate clients supply chain finance, a form of short-term cash advance that helps companies extend the time they have to pay their bills. They then packaged these cash advances into insured bond-like securities to give investors higher yields than they could receive from bank deposits. These securities were insured in order to get high investment-grade ratings, even though about 90% of Greensill’s revenues were derived from non-investment-grade borrowers. Greensill had also begun a practice called “future accounts receivable finance.” The term refers to loans against sales that have not yet occurred.
Greensill filed for insolvency on March 8, 2021 after Credit Suisse Asset Management’s March 1 decision to freeze a $10 billion fund that relied solely on Greensill sourced assets. GAM Holding, a Swiss manager, also closed their Greensill related fund to subscriptions and redemptions on March 2. The insurers covering the Greensill securitizations declined to renew their policies after covering significant losses in Greensill originated loans in 2020 and likely because of the concentration to Sanjeev Gupta-tied companies, a Greensill client, whose borrowings were at the center of a previous 2018 scandal at GAM Holding and whose creditworthiness is currently in question. The insurance policies, which were highly concentrated with one underwriter, expired March 1, 2021, causing the asset managers to question their ability to accurately value the underlying assets without the insurance.
The Fund had no exposure to the events at Greensill or any of its clients. The main reason for the failure of both the GAM and Credit Suisse suite of products is understood in the industry to be their dependence upon Greensill for trade finance notes. This unhealthy association led to several related party transactions and repeat relationship lending of which the Gupta loans are a case in point. These asset manager and platform tie-ups are believed to be a growing trend within the trade finance asset class because they are easily scalable and lend themselves to securitization into note form which can then be levered or insured. This allows for below-investment-grade assets to be represented as investment-grade risk and
Annual Shareholder Report

downplays, or altogether eliminates, independent credit due diligence. The ease and speed of ramp up and the fact they now look like more familiar assets is prioritized over independent credit analysis and fund manager discretion. Fund managers should not allow these types of influences to impinge on their independence and ability to discharge their fiduciary duty to investors.
A less widely reported but still significant example of a high-profile default during the reporting period was Barak Fund Management closing its $1 billion Structured Trade Finance Fund to subscriptions and redemptions in April 2020 due to “valuation uncertainty.” Last month, the fund’s manager told clients that the investment objectives were no longer “reasonably achievable” and asked the board to maintain the suspension and liquidate the holdings. PwC resigned as their auditor without completing the 2019 audit. Barak resides on the higher risk end of the trade finance spectrum. They are what is called a “self sourced” fund, or one that originates their own loans from investor subscriptions. Because the team of principals usually come from a bank and/or have a specialization, the portfolios tend to be highly concentrated in geography, sector and position size. Barak was no exception, as it is almost exclusively an African-based soft commodity fund. Again, the Fund was not directly affected by the Barak situation. The Fund does not own or self-originate loans like Barak provides. The Fund lends or participates alongside significant global financial institutions in large syndicated loans to well banked companies.
We are an asset manager that does extensive and fully independent credit work on all our holdings through a very credit intensive investment selection process and an active post investment monitoring process, which includes the use of an independent valuation provider. The investment criteria of our strategy includes the type of financing structures, the reputation of arrangers, the strength of the obligor/guarantor, pricing risks, and compliance with stated investment guidelines and most importantly, a clear and identifiable trade flow associated with the financing. We partner with global banks that have demonstrated track records and that hold meaningful portions of the deals on their balance sheets, investing alongside these originating banks on identical terms. We maintain aggressive diversification by lead arranger, borrower, region, country, sector, transaction security and types of trade finance instruments.
These cases once again underline the importance of appropriate transaction structuring, diversification, and trade flow and collateral monitoring, as well as, focus on companies with high level of corporate governance, sound balance sheets and appropriate liquidity buffers. Regarding diversification, see the Fund’s “Portfolio of Investments” for a listing of the over-100 securities currently owned by the Fund. These cases also underline the importance of working with highly experienced counterparts and showcase the impact concentration risk can have. Going forward, these events are likely to trigger tightening of transaction structures, and potentially, re-pricing of risk.
SECURITY SELECTION AND SECTOR DIVERSIFICATION
The Fund was invested in a portfolio of trade finance-related assets that was widely diversified over geographic regions and sectors. Regionally, the Fund, as of the end of the reporting period, was invested 28.61% in Sub-Saharan Africa, 17.23% in Middle East/North Africa, 16.55% in Asia, 11.92% in Eastern Europe, 9.66% in Latin America, 6.82% in Western Europe, 2.40% in North America and held a 6.81% cash position. The countries represented in those regions in which the Fund held investments include: Angola, Argentina, Armenia, Azerbaijan, Bahrain, Brazil, Burkina Faso, Chad, China, Republic of Congo, Denmark, Djibouti, Ecuador, Egypt, Ethiopia, France, Gambia, Ghana, India, Indonesia, Ireland, Italy, Ivory Coast, Jordan, Kazakhstan, Kenya, Kuwait, Lebanon, Malaysia, Mauritania, Mauritius, Mexico, Nigeria, Oman, Paraguay, Philippines, Russia, Rwanda, Saudi Arabia, Senegal, Singapore, South Africa, Suriname, Switzerland, Tanzania, Thailand, Tunisia, Turkey, Ukraine, UAE, U.S., Uzbekistan and Vietnam.
The sector diversification of the Fund at the end of the reporting period was as follows: 37.51% Energy, 15.09% Foreign Sovereign, 11.74% Basic Industry, 8.92% Utilities, 5.46% Consumer Goods, 3.70% Transportation, 2.69% Automotive, 2.23% Supranational, 2.16% Telecommunications, 1.74% Banking, 1.19% Technology & Electronics, 0.53% Services, 0.23% Capital Goods and 6.81% in cash.
The Fund’s broad diversification on both a regional and sector basis made a positive contribution to Fund performance on an absolute basis and relative to ICE1MDOR, while the lingering impact from the pandemic and cash were the largest detractors from Fund performance.
MARKET SPREADS
Spreads in the market remained stable during the reporting period; however, ICE1MDOR decreased during the reporting period resulting in an average coupon of 3.18% for transactions in the Fund.

Project and Trade Finance Core Fund is NOT a mutual fund. The Fund operates as an open-end extended payment fund. Shareholders of the Fund will have a restricted ability to redeem shares of the Fund (“Shares”). When a redeeming shareholder presents Shares to the transfer agent in proper order for redemption, the Fund has up to thirty-one (31) days to make payment to the redeeming shareholder. The price of the redeemed Shares will be determined as of the closing net asset value (NAV) of the Fund twenty-four (24) days after receipt of a shareholder redemption request or if such date is a weekend or holiday, on the preceding business day (the “Redemption Pricing Date”). Under normal circumstances, the Fund will make payment to the redeeming shareholder one business day after the Redemption Pricing Date (the “Redemption Payment Date”). However, the Fund reserves the right to
Annual Shareholder Report
2

make payment up to seven (7) days after the Redemption Pricing Date, provided such date does not exceed thirty-one (31) days after the Shares have been presented for redemption in proper order. Shareholders that redeem Shares will incur the risk that the value of their Shares presented for redemption will be worth less on the Redemption Pricing Date than on the date they submitted their redemption request.

Please see the footnotes to the line graphs under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the ICE1MDOR.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Project and Trade Finance Core Fund from March 31, 2011 to March 31, 2021, compared to the ICE BofAML U.S. Dollar 1-Month Deposit Offered Rate Constant Maturity Index(ICE1MDOR).2 The Average Annual Total Return table below shows returns averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of March 31, 2021
Average Annual Total Returns for the Period Ended 3/31/2021
	1 Year	5 Years	10 Years
Fund	4.63%	3.12%	3.25%
ICE1MDOR	0.27%	1.29%	0.75%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, current shareholders may call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
1
The Fund’s performance assumes the reinvestment of all dividends and distributions.
2
ICE1MDOR is an independent calculation of the ICE BofAML 1-Month LIBOR. ICE1MDOR is a widely used benchmark for short-term interest rates, providing an indication of the average rates at which LIBOR panel banks could obtain wholesale, unsecured funding for set periods in particular currencies. ICE1MDOR is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At March 31, 2021, the Fund’s portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Trade Finance Agreements	90.6%
Derivative Contracts[2]	0.2%
Cash Equivalents[3]	6.8%
Other Assets and Liabilities—Net[4]	2.4%
TOTAL	100%

1	See the Fund’s Private Offering Memorandum and Part B: Information Required in a Statement of Additional Information for a description of these security types.
2
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.

3	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
March 31, 2021
Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost[1]	Value in U.S. Dollars
	[1]	TRADE FINANCE AGREEMENTS—90.6%
		Automotive—2.7%
EUR 9,500,000	[2]	UzAuto Motors, 3.250% (3-month EURIBOR +3.250%), 12/4/2021	12/3/2020	$11,537,275	$11,140,650
$ 7,000,000	[2]	VINFAST Trading and Production LLC, 3.711% (3-month USLIBOR +3.500%), 4/30/2023	2/16/2021	7,000,000	6,978,943
		TOTAL			18,119,593
		Banking—1.1%
7,500,000	[2]	Agrobank, 3.753% (6-month USLIBOR +3.500%), 10/16/2021	2/19/2021	7,501,500	7,497,122
		Basic Industry - Chemicals—0.2%
1,506,322	[2]	Kuwait Paraxylen, 0.810% (1-month USLIBOR +0.700%), 6/15/2021	5/31/2018	1,484,347	1,503,234
		Basic Industry - Forestry/Paper—0.4%
3,000,000	[2]	Bahia Cellulose, 3.108% (1-month USLIBOR +3.000%), 7/18/2023	11/20/2017	3,001,125	3,000,000
		Basic Industry - Metals/Mining Excluding Steel—8.0%
5,142,857	[2]	China Hongqiao Group Ltd., 3.854% (6-month USLIBOR +3.750%), 4/11/2021	6/10/2020	5,118,000	5,142,857
2,299,363	[2,3,4,5,6]	Discovery Copper, 5.134% (3-month USLIBOR +3.750%), 3/1/2015	9/29/2011- 9/22/2015	2,294,479	0
11,965,910	[2]	Harmony Gold Mining Co. Ltd., 3.287% (3-month USLIBOR +0.030%), 10/5/2023	7/31/2018- 10/2/2019	11,973,410	12,145,399
14,000,000	[2]	PJSC MMC Norilsk Nickel, 1.508% (Secured Overnight Financing Rate +1.400%), 2/20/2025	11/30/2020	13,826,750	13,854,449
9,000,000		Tasiast Mauritanie Ltd. SA, 3.098%, 12/15/2027	10/15/2020	9,000,000	9,045,000
14,500,000	[2]	Uralkali PJSC, 2.307% (1-month USLIBOR +2.200%), 5/20/2025	9/9/2020	14,427,500	14,500,000
		TOTAL			54,687,705
		Basic Industry - Steel Producers/Products—2.7%
3,333,333	[2]	Arcelormittal, 2.144% (6-month USLIBOR +1.900%), 12/12/2022	6/20/2019	3,333,333	3,333,333
6,660,112		Companhia Siderurgica Nacional SA, 5.840%, 4/30/2021	1/13/2021	6,660,112	6,658,607
3,900,000	[2]	Ferrexpo AG, 4.692% (3-month USLIBOR +4.500%), 11/7/2022	3/7/2018- 2/1/2021	3,850,500	3,900,000
4,274,753	[2]	Metinvest BV, 4.858% (1-month USLIBOR +4.750%), 10/18/2022	11/19/2018- 1/28/2021	4,188,154	4,274,753
		TOTAL			18,166,693
		Building & Development—0.3%
4,444,967	[2,3,4,5,6]	SBG Ltd., 6.381% (3-month USLIBOR +4.000%), 6/30/2020	4/16/2018	4,370,885	1,777,987
		Capital Goods - Aerospace & Defense—0.2%
1,555,558	[2]	Gulf Air BSC, 3.361% (1-month USLIBOR +3.250%), 4/19/2022	3/27/2017	1,556,141	1,555,558
		Consumer Goods - Food - Wholesale—5.2%
1,620,000		Agropecuaria Campos Nuevos SA, 2.756%, 4/30/2021	10/12/2020	1,595,686	1,617,397
198,518	[3,4,5]	Banacol, 1.750%, 6/28/2025	1/2/2013- 6/28/2017	194,509	118,555
EUR 271,752	[2]	Cargill Financial Services, 3.500% (1-month EURIBOR +3.500%), 6/30/2021	9/2/2020	321,905	318,684
$ 810,000		Coopasam, 2.774%, 5/31/2021	10/12/2020	795,894	807,330
5,119,455		Dansk Landbrugs Grovvarseslskab AMBA, 1.307%, 4/12/2021	3/9/2021	5,113,319	5,118,988
6,785,714	[2]	Ghana Cocoa Board, 1.858% (1-month USLIBOR +1.750%), 8/31/2021	10/20/2020- 2/23/2021	6,785,714	6,785,714
2,475,000	[2]	Ghana Cocoa Board, 4.651% (6-month USLIBOR +4.400%), 11/12/2024	5/13/2020	2,475,000	2,475,000
1,100,864	[2,3,4,6]	GVO, 5.334% (3-month USLIBOR +10.000%), 11/2/2015	4/13/2011	1,105,045	210,045
5,000,000	[2,3,4,5,6]	Molino Canuelas, 9.900% (6-month USLIBOR +5.000%), 12/16/2020	12/29/2016	4,950,000	1,500,000
4,000,000		PT Pacific Indopalm Industries, 2.619%, 3/25/2022	3/5/2019- 3/14/2019	4,000,000	4,000,000
2,571,429	[2,3,4,5,6]	REI Agro Ltd., 8.342% (3-month USLIBOR +6.000%), 10/31/2014	10/31/2012- 11/3/2014	2,571,429	128,572
Annual Shareholder Report

Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost[1]	Value in U.S. Dollars
	[1]	TRADE FINANCE AGREEMENTS—continued
		Consumer Goods - Food - Wholesale—continued
$ 1,667,000	[2,3,4,5,6]	Seara, 5.844% (3-month USLIBOR +4.850%), 6/15/2017	10/29/2014- 12/8/2014	$1,658,665	$83,350
1,215,000		Sul America SA, 2.756%, 4/30/2021	10/12/2020	1,196,765	1,212,061
810,000		Sul America SA, 2.772%, 5/28/2021	10/12/2020	796,083	806,199
7,000,000	[2]	Ulker Biskuvi Sanayi AS, 3.211% (6-month USLIBOR +3.100%), 4/20/2023	2/18/2021	6,981,250	6,879,986
4,921,053	[2,3,4,5]	Vicentin SAIC II, 6.241% (3-month USLIBOR +6.000%), 1/15/2024	11/5/2015- 2/21/2018	4,904,088	1,968,421
2,500,000	[2,3,4,5]	Vicentin SAIC, 6.409% (3-month USLIBOR +4.500%), 5/21/2022	5/21/2019	2,500,000	1,000,000
		TOTAL			35,030,302
		Consumer Goods - Personal & Household Products—0.1%
2,565,000	[2,3,4]	PT Delta Dunia Sandang Tekstil, 6.311% (3-month USLIBOR +5.000%), 10/10/2021	10/6/2016	2,541,915	402,705
		Energy - Exploration & Production—15.3%
8,464,286	[2]	Energean Capital Ltd., 5.001% (6-month USLIBOR +4.750%), 6/30/2026	12/16/2020	8,464,286	8,464,286
684,391	[2]	FPF003 PTE Ltd. Singapore, Inc., 2.552% (3-month USLIBOR +2.350%), 12/31/2021	12/19/2019	906,942	683,389
6,070,332	[2]	FPF005 PTE Ltd. Singapore, Inc., 2.802% (3-month USLIBOR +2.600%), 8/13/2024	12/19/2019	6,676,347	6,069,521
3,744,952	[2]	Heston BV, 2.158% (1-month USLIBOR +2.050%), 8/31/2022	11/15/2019	3,745,732	3,665,305
10,416,667	[2]	Kosmos Energy, 3.446% (1-month USLIBOR +3.250%), 3/31/2025	9/23/2019- 11/19/2020	8,742,339	8,770,608
10,000,000	[2]	Medco Energi Global Pte Ltd., 4.358% (3-month USLIBOR +4.250%), 12/30/2022	3/30/2021	9,945,000	9,945,000
10,000,000	[2]	Petrobras, 2.775% (3-month USLIBOR +2.500%), 4/9/2021	7/22/2020	10,000,000	10,004,202
8,902,787	[2]	Prime Oil and Gas BV, 3.858% (12-month USLIBOR +3.750%), 12/5/2024	9/17/2019	9,210,666	8,858,940
2,927,467	[2]	SHT, 4.600% (1-month USLIBOR +2.000%), 9/30/2025	8/26/2014	3,022,186	2,927,467
4,035,537	[2,3,4,6]	SNPC, 6.566% (1-month USLIBOR +4.900%), 03/04/2020	7/28/2015- 3/4/2020	4,035,537	2,035,929
7,615,385	[2]	SOCAR Energy ’18, 2.390% (12-month USLIBOR +2.200%), 11/8/2023	11/26/2019	7,570,962	7,573,827
4,765,656	[2]	Sonangol Finance Ltd., 3.458% (3-month USLIBOR +3.350%), 10/30/2021	12/14/2020	4,733,999	4,710,211
2,696,289	[2]	Sonangol, 3.611% (3-month USLIBOR +3.400%), 7/30/2021	4/3/2017- 12/14/2020	2,645,383	2,696,289
5,000,000		State Oil Co Of The Azer, 2.899%, 2/22/2024	1/22/2021	4,994,250	4,922,692
5,600,000	[2]	Tengizchevroil Finance Co. International Ltd., 2.345% (3-month USLIBOR +2.000%), 7/7/2021	7/14/2020	5,600,000	5,600,000
4,595,159	[2]	UC Malampaya Philippines Pte. Ltd., 4.202% (3-month USLIBOR +4.000%), 12/31/2023	7/30/2020	5,972,844	4,595,159
12,500,000	[2]	Yibal Export Pdo, 1.824% (1-month USLIBOR +1.600%), 6/30/2023	7/27/2016- 7/15/2019	12,406,750	12,451,420
		TOTAL			103,974,245
		Energy - Gas Distribution—1.2%
8,140,187		Venture Global Calcasieu Pass LLC, 2.475%, 8/19/2026	1/28/2021- 3/19/2021	8,140,187	8,140,187
		Energy - Integrated Energy—3.0%
18,000,000		Puma International Financing SA, 5.870%, 1/20/2023	9/30/2019	17,352,000	17,831,943
2,508,000	[2]	Staatsolie Maatschappij Suriname NV, 5.750% (Base Rate 0.500% +5.250%), 5/23/2025	6/21/2019	2,508,000	2,508,000
		TOTAL			20,339,943
		Energy - Oil Field Equipment & Services—13.7%
7,133,519	[2]	Armada TGT Ltd., 3.202% (3-month USLIBOR +3.000%), 12/31/2021	7/14/2020	7,008,682	7,133,519
890,009		Engen Petroleum Ltd., 2.043%, 4/21/2021	2/10/2021	890,009	889,972
969,803		Engen Petroleum Ltd., 2.048%, 5/19/2021	2/25/2021	969,803	969,803
1,000,692		Engen Petroleum Ltd., 2.048%, 6/7/2021	3/10/2021	1,000,692	1,000,651
967,079		Engen Petroleum Ltd., 2.055%, 5/25/2021	2/25/2021	967,079	967,079
1,038,663		Engen Petroleum Ltd., 2.056%, 6/13/2021	3/10/2021	1,038,663	1,038,633
964,958		Engen Petroleum Ltd., 2.064%, 6/1/2021	2/25/2021	964,958	964,958
932,566		Engen Petroleum Ltd., 2.065%, 5/12/2021	2/10/2021	932,566	932,491
1,079,865		Engen Petroleum Ltd., 2.067%, 6/21/2021	3/10/2021	1,079,865	1,079,857
Annual Shareholder Report

Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost[1]	Value in U.S. Dollars
	[1]	TRADE FINANCE AGREEMENTS—continued
		Energy - Oil Field Equipment & Services—continued
$ 15,000,000		Kuwait Petroleum Italia S.P.A, 1.001%, 4/28/2021	3/10/2021	$15,000,000	$15,000,000
17,500,000		P.M.I. Trading, DAC, 2.633%, 5/21/2021	3/26/2021	17,428,299	17,500,000
10,000,000		Petrobras Distribuidora SA, 2.583%, 5/11/2021	3/30/2021	10,000,000	10,000,000
12,500,000		Reliance Industries Ltd., 1.577%, 4/29/2021	3/24/2021	12,500,000	12,500,000
10,029,092		Totsa Total Oil Trading SA, 0.707%, 7/21/2021	3/17/2021	10,029,092	10,028,799
10,000,000		Tupras Turkiye Petrol Rafinerileri A.S., 3.584%, 4/7/2021	1/13/2021	10,000,000	9,999,283
3,500,000		Turkiye Petrol Rafinerileri AS, 3.492%, 4/26/2021	3/17/2021	3,500,000	3,497,795
		TOTAL			93,502,840
		Energy - Oil Refining and Marketing—2.6%
4,812,500	[2]	Dangote, 6.699% (6-month USLIBOR +6.500%), 8/31/2023	6/20/2014	5,467,000	4,811,531
2,065,252	[2,3,4,5,6]	Samir Energy II, 5.541% (1-month USLIBOR +3.460%), 12/31/2015	5/30/2014	2,057,288	103,262
12,906,098	[2]	Trafigura Pte Ltd., 2.358% (1-month USLIBOR +2.250%), 12/31/2022	9/25/2020	12,906,098	12,906,098
		TOTAL			17,820,891
		Finance/Banks/Brokers—0.6%
4,205,882	[2]	Banco del Pacifico, 5.947% (3-month USLIBOR +0.057%), 5/15/2024	5/21/2019	4,205,882	4,205,882
		Foreign Sovereign—14.9%
13,000,000		African Export-Import Bank (Afreximbank), 1.561%, 6/18/2021	6/22/2020	13,000,000	13,000,000
EUR 8,470,800	[2]	Bank of Industry Ltd. - Central Bank of Nigeria, 4.500% (3-month EURIBOR +4.500%), 2/14/2025	3/10/2020- 3/17/2020	9,442,076	10,045,173
$ 1,875,000	[2]	Bank of Kigali Ltd., 8.069% (3-month USLIBOR +6.250%), 10/19/2021	6/19/2017	1,875,000	1,875,000
772,750		Burkina Faso, Government of, 3.056%, 9/26/2021	12/3/2020- 3/25/2021	772,750	772,750
EUR 3,999,982		Burkina Faso, Government of, 3.300%, 12/26/2021	3/8/2021- 3/25/2021	4,730,857	4,673,233
10,000,000		Cote D’Ivoire, Government of, 3.500%, 6/15/2021	3/17/2021	11,904,507	11,721,091
8,000,000		Cote D’Ivoire, Government of, 4.950%, 12/31/2025	9/4/2019	8,825,200	9,381,600
$ 1,423,139		Djibouti, Government of, 3.468%, 5/24/2021	3/23/2021	1,423,139	1,422,449
9,325,034		Egypt, Government of, 2.325% - 2.394%, 11/18/2021	9/21/2020- 11/20/2020	9,325,034	9,325,034
9,039,564		Egypt, Government of, 4.140%, 3/24/2022	12/14/2020- 3/26/2021	9,039,564	8,938,661
722,222	[2]	Ethiopian Railway Corp., 4.064% (6-month USLIBOR +3.750%), 8/1/2021	5/4/2017	722,222	713,722
2,461,194		Gambia, Government of, 4.054% - 4.288%, 2/24/2022	5/14/2020- 2/26/2021	2,461,194	2,458,676
EUR 5,821,944		Gvt. Senegal 200, 3.825%, 7/9/2021	5/20/2020- 3/10/2021	6,589,224	6,827,394
$ 3,977,273	[2]	Kenya, Government of, 6.649% (6-month USLIBOR +6.450%), 2/27/2026	4/16/2019	3,959,849	3,922,609
2,142,857	[2]	Ministry of Finance Tanzania, 5.460% (6-month USLIBOR +5.200%), 6/23/2022	6/26/2017	2,130,000	2,142,857
14,500,000	[2]	Sharjah Govt., 1.385% (3-month USLIBOR +1.200%), 3/4/2024	9/21/2020	14,427,500	14,500,000
		TOTAL			101,720,249
		Services - Support-Services—0.5%
3,635,535	[2]	Airport International Group, 2.002% (6-month USLIBOR +1.750%), 11/15/2023	7/20/2016	3,400,195	3,554,155
		Supranational—2.2%
6,000,000	[2]	Africa Finance Corp., 1.193% (3-month USLIBOR +1.000%), 12/29/2021	1/10/2019	5,941,500	6,000,000
9,000,000	[2]	Eastern and Southern African Trade and Development Bank, 1.632% (3-month USLIBOR +1.450%), 12/17/2022	12/16/2020	8,901,000	9,000,000
		TOTAL			15,000,000
		Technology & Electronics - Tech Hardware & Equipment—1.2%
8,049,028		Ingram Micro, Inc., 3.182%, 5/7/2021	2/16/2021- 3/9/2021	7,986,693	8,025,203
Annual Shareholder Report

Principal Amount or Shares			Acquisition Date[1]	Acquisition Cost[1]	Value in U.S. Dollars
	[1]	TRADE FINANCE AGREEMENTS—continued
		Telecommunications - Wireless—2.1%
$ 14,536,082	[2]	Millicom Tanzania, 5.183% (6-month USLIBOR +5.000%), 6/12/2025	5/28/2020- 7/31/2020	$14,536,082	$14,536,082
		Transportation - Airlines—2.3%
15,485,441	[2]	Avolon Aerospace, 4.180% (1-month USLIBOR +1.600%), 3/31/2025	11/27/2019	15,558,997	15,485,441
		Transportation - Transport Infrastructure/Services—1.4%
4,422,137	[2]	Armenia International Airports CJSC, 5.760% (6-month USLIBOR +5.500%), 6/24/2024	12/28/2017- 10/12/2018	4,466,358	4,365,596
3,220,000	[2]	Asyaport, 4.651% (6-month USLIBOR +4.400%), 1/10/2024	7/28/2016	3,220,000	3,220,000
1,926,157	[2]	Autopistas Urbanas SA (AUSA), 3.697% (3-month USLIBOR +3.500%), 11/15/2022	5/19/2017- 11/13/2017	1,897,265	1,896,017
		TOTAL			9,481,613
		Utility - Electric-Generation—8.7%
2,499,900	[2]	Egypt Electric, 5.144% (3-month USLIBOR +4.900%), 6/12/2023	12/11/2015- 2/13/2019	2,485,707	2,499,900
2,423,096	[2]	Karpower International B.V., 6.753% (12-month USLIBOR +6.500%), 10/30/2021	9/17/2019- 3/4/2020	2,423,097	2,423,096
12,305,841	[2]	Karpowership, 4.706% (6-month USLIBOR +4.500%), 2/28/2025	7/30/2020- 2/18/2021	12,092,029	12,226,883
IDR 100,663,201,770	[2]	PT MaxPower, 5.750% (3-month USLIBOR +0.037%), 6/10/2039	7/12/2019- 6/12/2019	5,933,470	6,930,341
$ 9,193,910	[2]	SMN Barka Power Company S.A.O.C., 1.302% (6-month USLIBOR +1.100%), 3/28/2024	12/2/2020	8,458,397	8,460,364
14,000,000	[2]	The Sharjah Electricity and Water Authority, 2.136% (1-month USLIBOR +1.950%), 12/23/2025	12/21/2020- 1/12/2021	14,000,000	14,000,000
3,854,277		Tunisia, Government of, 2.137%, 4/14/2021	10/15/2020	3,854,277	3,854,244
9,000,000		Tunisia, Government of, 2.536%-2.636%, 3/16/2022	5/19/2020- 3/18/2021	9,000,000	8,992,199
		TOTAL			59,387,027
		TOTAL TRADE FINANCE AGREEMENTS (IDENTIFIED COST $638,195,810)			616,914,657
		INVESTMENT COMPANY—6.8%
45,913,993		Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 0.05%[7] (IDENTIFIED COST $45,907,599)			45,923,175
		TOTAL INVESTMENT IN SECURITIES—97.4% (IDENTIFIED COST $684,103,409)[8]			662,837,832
		OTHER ASSETS AND LIABILITIES - NET—2.6%[9]			17,742,508
		TOTAL NET ASSETS—100%			$680,580,340
Annual Shareholder Report

At March 31, 2021, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Deliver/Receive		In Exchange For	Net Unrealized Appreciation
Contracts Sold:
4/9/2021	State Street Bank & Trust Co.	271,750	EUR	$327,455	$8,754
4/13/2021	State Street Bank & Trust Co.	8,000,000	EUR	$9,430,838	$47,878
4/15/2021	State Street Bank & Trust Co.	1,885,000	EUR	$2,292,215	$81,264
5/14/2021	State Street Bank & Trust Co.	3,006,900	EUR	$3,697,332	$168,352
5/19/2021	State Street Bank & Trust Co.	9,000,000	EUR	$10,859,251	$295,493
6/16/2021	Barclays Bank PLC Wholesale	99,500,000,000	IDR	$6,815,068	$1,489
6/17/2021	State Street Bank & Trust Co.	10,086,000	EUR	$12,030,831	$185,006
7/13/2021	State Street Bank & Trust Co.	1,000,000	EUR	$1,194,757	$19,596
8/12/2021	State Street Bank & Trust Co.	1,026,660	EUR	$1,223,614	$16,328
8/31/2021	State Street Bank & Trust Co.	378,000	EUR	$447,857	$3,167
10/14/2021	State Street Bank & Trust Co.	1,173,326	EUR	$1,400,331	$18,590
10/29/2021	State Street Bank & Trust Co.	432,000	EUR	$512,510	$3,558
11/15/2021	State Street Bank & Trust Co.	439,997	EUR	$525,480	$6,856
11/30/2021	State Street Bank & Trust Co.	163,000	EUR	$193,529	$1,320
12/10/2021	State Street Bank & Trust Co.	9,500,000	EUR	$11,578,762	$373,184
12/15/2021	State Street Bank & Trust Co.	293,332	EUR	$350,542	$4,498
12/30/2021	State Street Bank & Trust Co.	106,600	EUR	$126,654	$844
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS					$1,236,177
Net Unrealized Appreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with the affiliated fund holdings during the period ended March 31, 2021, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 3/31/2020	$43,144,075
Purchases at Cost	$718,279,431
Proceeds from Sales	$(715,563,116)
Change in Unrealized Appreciation/Depreciation	$25,596
Net Realized Gain/(Loss)	$37,189
Value as of 3/31/2021	$45,923,175
Shares Held as of 3/31/2021	45,913,993
Dividend Income	$178,201

1
Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or availing of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At March 31, 2021, these restricted securities amounted to $616,914,657, which represented 90.6% of total net assets.

2	Floating/variable note with current rate and current maturity or next reset date shown.
3
Fair value determined by a valuation committee using significant unobservable inputs in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees (the “Trustees”).

4	Issuer in default.
5	Non-income-producing security.
6	Principal amount and interest were not paid upon final maturity.
7	7-day net yield.
8	The cost of investments for federal tax purposes amounts to $685,940,362.
9	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at March 31, 2021.
Annual Shareholder Report

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of March 31, 2021, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Trade Finance Agreements	$—	$—	$616,914,657	$616,914,657
Investment Company	45,923,175	—	—	45,923,175
TOTAL SECURITIES	$45,923,175	$—	$616,914,657	$662,837,832
Other Financial Instruments[1]
Assets	$—	$1,236,177	$—	$1,236,177
TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$1,236,177	$—	$1,236,177

[1]	Other financial instruments are foreign exchange contracts.
Trade finance agreements’ fair values are primarily derived from discounted cash flow methodologies utilizing unobservable inputs due to the lack of market transactions. The discount rate used within the methodologies to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to an investment’s fair value. The discount rates used as of March 31, 2021, as inputs for valuing Fund investments ranged from (9.660)% to 100%.
Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:
Investments in Trade Finance Agreements
Balance as of 3/31/2020	$548,095,151
Accreted/amortized discount/premiums	1,365,813
Realized gain (loss)	2,393,450
Change in unrealized appreciation (depreciation)	11,273,225
Purchases	838,754,611
(Sales)	(784,967,593)
Balance as of 3/31/2021	$616,914,657
Total change in unrealized appreciation (depreciation) attributable to investments still held at 3/31/2021	$4,309,669

The following acronym(s) are used throughout this portfolio:
CJSC	—Closed Joint Stock Company
EUR	—Euro Currency
EURIBOR	—Euro Interbank Offered Rate
IDR	—Indonesian Rupiah
LIBOR	—London Interbank Offered Rate
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Year Ended March 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$8.68	$9.02	$9.06	$9.21	$9.32
Income From Investment Operations:
Net investment income (loss)	0.27	0.39	0.43	0.39	0.39
Net realized and unrealized gain (loss)	0.14	(0.32)	(0.03)	(0.14)	(0.11)
TOTAL FROM INVESTMENT OPERATIONS	0.41	0.07	0.40	0.25	0.28
Less Distributions:
Distributions from net investment income	(0.25)	(0.41)	(0.44)	(0.40)	(0.39)
Net Asset Value, End of Period	$8.84	$8.68	$9.02	$9.06	$9.21
Total Return[1]	4.63%	0.74%	4.45%	2.79%	3.04%
Ratios to Average Net Assets:
Net expenses[2]	0.10%	0.09%	0.14%	0.18%	0.18%
Net investment income	3.04%	4.32%	4.77%	4.27%	4.24%
Expense waiver/reimbursement[3]	0.10%	0.10%	0.10%	0.10%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$680,580	$604,776	$594,046	$555,329	$490,175
Portfolio turnover	61%	62%	57%	51%	47%

1	Based on net asset value.
2	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
3
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and LiabilitiesMarch 31, 2021

Assets:
Investment in securities, at value including $45,923,175 of investments in an affiliated holding* (identified cost $684,103,409)	$662,837,832
Cash	8,731
Cash denominated in foreign currencies (identified cost $336,031)	333,355
Income receivable	3,038,805
Income receivable from an affiliated holding	3,226
Receivable for investments sold	13,363,559
Unrealized appreciation on foreign exchange contracts	1,236,177
Total Assets	680,821,685
Liabilities:
Due to broker	25,628
Income distribution payable	46,044
Payable for auditing fees	43,474
Payable for legal fees	25,229
Payable for custodian fees	9,676
Payable for portfolio accounting fees	81,342
Accrued expenses (Note 5)	9,952
Total Liabilities	241,345
Net assets for 76,953,285 shares outstanding	$680,580,340
Net Assets Consist of:
Paid-in capital	$737,412,340
Total distributable earnings (loss)	(56,832,000)
Total Net Assets	$680,580,340
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$680,580,340 ÷ 76,953,285 shares outstanding, no par value, unlimited shares authorized	$8.84

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of OperationsYear Ended March 31, 2021

Investment Income:
Interest	$18,581,567
Dividends received from an affiliated holding*	178,201
TOTAL INCOME	18,759,768
Expenses:
Investment adviser fee (Note 5)	597,086
Administrative fee (Note 5)	1,185
Custodian fees	25,724
Transfer agent fees	40,212
Directors’/Trustees’ fees (Note 5)	9,974
Auditing fees	61,056
Legal fees	60,724
Portfolio accounting fees	362,285
Share registration costs	1,330
Printing and postage	16,249
Miscellaneous (Note 5)	28,440
TOTAL EXPENSES	1,204,265
Waiver/reimbursement of investment adviser fee (Note 5)	(597,086)
Net expenses	607,179
Net investment income	18,152,589
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Foreign Exchange Contracts:
Net realized gain on investments (including net realized gain of $37,189 on sales of investments in an affiliated holding*)	2,430,639
Net realized loss on foreign currency transactions	(132,877)
Net realized loss on foreign exchange contracts	(3,524,989)
Net change in unrealized depreciation of investments (including net change in unrealized depreciation of $25,596 on investments in an affiliated holding*)	11,298,821
Net change in unrealized appreciation of translation of assets and liabilities in foreign currency	12,037
Net change in unrealized appreciation of foreign exchange contracts	(720,871)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and foreign exchange contracts	9,362,760
Change in net assets resulting from operations	$27,515,349

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended March 31	2021	2020
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,152,589	$26,832,600
Net realized gain (loss)	(1,227,227)	(10,489,454)
Net change in unrealized appreciation/depreciation	10,589,987	(11,318,776)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	27,515,349	5,024,370
Distributions to Shareholders	(16,616,177)	(28,448,541)
Share Transactions:
Proceeds from sale of shares	144,813,468	75,125,000
Net asset value of shares issued to shareholders in payment of distributions declared	15,070,530	23,857,002
Cost of shares redeemed	(94,978,871)	(64,827,360)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	64,905,127	34,154,642
Change in net assets	75,804,299	10,730,471
Net Assets:
Beginning of period	604,776,041	594,045,570
End of period	$680,580,340	$604,776,041
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Cash FlowsFor the Year Ended March 31, 2021

Operating Activities:
Change in net assets resulting from operations	$27,515,349
Adjustments to Reconcile Change in Net Assets Resulting From Operations to Net Cash Used By Operating Activities:
Purchase of investment securities	(838,754,611)
Proceeds from disposition of investment securities	784,979,630
Purchase of short-term investments, net	(2,716,315)
Amortization/accretion of premium/discount, net	(1,365,813)
Decrease in income receivable	2,009,151
Increase in receivable for investments sold	(6,155,754)
Decrease in accrued expenses	(80,845)
Net realized gain on investments	(2,430,639)
Net change in unrealized appreciation/depreciation of investments	(11,298,821)
Net change in unrealized depreciation of foreign exchange contracts	720,871
Net Cash Used By Operating Activities	(47,577,797)
Financing Activities:
Decrease in cash overdraft	(167,005)
Proceeds from sale of shares	144,813,468
Distributions paid in cash	(1,735,672)
Cost of Shares Redeemed	(94,978,871)
Net Cash Provided By Financing Activities	47,931,920
Effect of exchange rate changes on cash	(12,037)
Increase in cash and cash equivalents	342,086
Cash and cash equivalents at beginning of year	—
Cash and cash equivalents at end of year	$342,086
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions to participants of $15,070,530.See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
March 31, 2021
1. ORGANIZATION
Project and Trade Finance Core Fund (the “Fund”) is a non-diversified portfolio of Federated Hermes Core Trust III (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund operates as an open-end extended payment fund. The Fund’s investment objective is to provide total return. Currently, the Fund is only available for purchase by organizations or entities that are “accredited investors” within the meaning of Regulation D of the Securities Act 1933, as amended (the ”1933 Act”) and “qualified purchasers” as defined in Section 2(a)(51) of the Act. The Fund is not a mutual fund, and its shares are offered pursuant to an exemption from registration under the 1933 Act.
Prior to June 29, 2020, the names of the Trust and Fund were Federated Core Trust III and Federated Project and Trade Finance Core Fund, respectively.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, expected recovery rate on distressed securities, opinion of legal counsel regarding the outcome of any relevant legal matters or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Investment Management Company (the “Adviser”) and certain of the Adviser’s affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
The Fund’s investments in trade finance agreements are primarily determined by applying discounted cash flow methodologies utilizing various inputs such as available or implied credit ratings, loan characteristics, seniority, collateral, comparable debt instruments, yield curves or indices, broader loan data, bond data and bond sector curves. When appropriate, other considerations may include asset liquidation analyses, internal credit assessments and general market conditions. The Fund utilizes third-party pricing specialists in determining its valuations. Typically, there are no other sources of evaluations for these investments and the inputs utilized are less observable. Additionally, trade finance agreements are typically held to maturity by investors and therefore do not trade on a consistent basis. Accordingly, executed trade prices are usually unavailable and thus, generally cannot be relied upon to support valuations of these investments. Therefore, inputs unobservable in active markets must be relied upon more heavily and as such, the Fund’s management has determined these to be Level 3 investments. The prices realized for these investments upon sale may be different than prices used by the Fund to value them and the differences could be material.
Annual Shareholder Report

Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense waiver and reimbursement of $597,086 is disclosed in Note 5.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended March 31, 2021, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of March 31, 2021, tax years 2018 through 2021 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the State of Delaware.
Foreign Exchange Contracts
The Fund enters into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund’s Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $556,327 and $1,043,486, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Annual Shareholder Report

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Assets
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$1,236,177
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended March 31, 2021
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign exchange contracts	$(3,524,989)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Foreign Exchange Contracts
Foreign exchange contracts	$(720,871)
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
	Year Ended 3/31/2021	Year Ended 3/31/2020
Shares sold	16,459,309	8,366,294
Shares issued to shareholders in payment of distributions declared	1,714,828	2,662,739
Shares redeemed	(10,870,021)	(7,270,765)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	7,304,116	3,758,268
Annual Shareholder Report

4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended March 31, 2021 and 2020, was as follows:
	2021	2020
Ordinary income	$16,616,177	$28,448,541
As of March 31, 2021, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,809,958
Unrealized depreciation	$(23,103,716)
Capital loss carryforwards and deferrals	$(35,538,242)
The difference between book-basis and tax-basis net unrealized depreciation is attributable to differing treatments for defaulted securities, deferral of losses on wash sales and mark to market of foreign exchange contracts.
At March 31, 2021, the cost of investments for federal tax purposes was $685,940,362. The net unrealized depreciation of investments for federal tax purposes was $23,101,042. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $4,112,918 and net unrealized depreciation from investments for those securities having an excess of cost over value of $27,213,960. The amounts presented are inclusive of derivative contracts.
As of March 31, 2021, the Fund had a capital loss carryforward of $35,538,242 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$1,913,414	$33,624,828	$35,538,242
The Fund used capital loss carryforwards of $14,556 to offset capital gains realized during the year ended March 31, 2021.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.10% of the Fund’s average daily net assets. The Adviser and certain of its affiliates on their own initiative have agreed to waive their respective fees (if any), and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights excluding fees and expenses that may be charged by the Adviser and its affiliates, operating expenses associated with premiums for risk insurance policies on portfolio securities and certain legal fees related to specific investments paid by the Fund, if any) paid by the Fund’s shares (after the voluntarily waivers and reimbursements) will not exceed 0.15% of the Fund’s average daily net assets. The Adviser and its affiliates can modify or terminate this voluntary reimbursement at any time at its sole discretion. For the year ended March 31, 2021, the Adviser voluntarily waived $542,036 of its fee.
The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended March 31, 2021, the Adviser reimbursed $55,050.
Certain of the Fund’s assets are managed by Federated Hermes (UK) LLP (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an annual fee equal to 0.39% of the daily net assets of the Fund paid by Adviser out of its resources and is not an incremental Fund expense. For the year ended March 31, 2021, the Sub-Adviser earned a fee of $2,323,945.
Administrative Services
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. FAS does not charge the Fund an administrative services fee but is entitled to reimbursement for certain out-of-pocket expenses incurred in providing administrative services to the Fund.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Affiliated Shares of Beneficial Interest
As of March 31, 2021, a majority of the shares of beneficial interest outstanding are owned by an affiliate of the Adviser.
Annual Shareholder Report

6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended March 31, 2021, were as follows:
Purchases	$283,737,723
Sales	$229,391,180
7. CONCENTRATION OF RISK
A substantial part of the Fund’s portfolio may be comprised of entities in the Energy sector. As a result, the Fund may be more susceptible to any economic, business, political or other developments which generally affect these entities.
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings. At March 31, 2021, the diversification of countries was as follows:
Country	Percentage of Total Net Assets
Egypt	6.2%
Brazil	4.4%
Nigeria	4.4%
United Arab Emerates	4.2%
Russia	4.2%
Angola	3.7%
Turkey	3.5%
Indonesia	3.1%
Ivory Coast	3.1%
Oman	3.1%
South Africa	2.9%
Senegal	2.8%
Uzbekistan	2.7%
Ghana	2.6%
Mexico	2.6%
Tanzania, United Republic Of	2.4%
Ireland	2.3%
Italy	2.2%
Viet Nam	2.1%
Singapore	1.9%
Tunisia	1.9%
India	1.9%
Azerbaijan	1.8%
Ukraine	1.7%
Switzerland	1.5%
Kazakhstan	1.4%
Mauritania	1.3%
Mauritius	1.3%
Argentina	0.9%
Malaysia	0.9%
Burkina Faso	0.8%
China	0.8%
Denmark	0.7%
Philippines	0.7%
Paraguay	0.7%
Armenia	0.6%
Ecuador	0.6%
Kenya	0.6%
Jordan	0.5%
Chad	0.4%
Suriname	0.4%
Annual Shareholder Report

Country	Percentage of Total Net Assets
Gambia	0.4%
Lebanon	0.4%
Congo	0.3%
Rwanda	0.3%
Saudi Arabia	0.3%
Bahrain	0.2%
Kuwait	0.2%
Djbouti	0.2%
Ethiopia	0.1%
Thailand	0.1%
France	[1]0.0%
Colombia	[1]0.0%
Morocco	[1]0.0%
Botswana	[1]0.0%

1	Represents less than 0.1%.
8. OTHER MATTERS
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread globally. As of the date of the issuance of these financial statements, this coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, and disruptions to supply chains, workflow operations and consumer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short-term or may last for an extended period of time and has resulted in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could continue to negatively affect the worldwide economy, as well as the economies of individual countries, individual companies (including certain Fund service providers and issuers of the Fund’s investments) and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the Fund’s performance.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
To The Board of Trustees of Federated HERMES Core Trust III and Shareholders of
Project and Trade Finance Core Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Project and Trade Finance Core Fund (formerly, Federated Project and Trade Finance Core Fund) (the “Fund”), a portfolio of Federated Hermes Core Trust III (formerly, Federated Core Trust III), as of March 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period ended March 31, 2021. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor for one or more of Federated Hermes investment companies since 2006.
Boston, Massachusetts
May 26, 2021
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 10/1/2020	Ending Account Value 3/31/2021	Expenses Paid During Period[1]
Actual	$1,000.00	$1,016.40	$[2]0.50
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.43	$[2]0.51

1	Expenses are equal to the Fund’s annualized net expense ratio of 0.10%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half-year period).
2
Actual and Hypothetical expenses paid during the period utilizing the Fund’s current Fee Limit of 0.15% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 182/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $0.75 and $0.76, respectively.

Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2020, the Trust comprised one portfolio(s), and the Federated Hermes Fund Family consisted of 41 investment companies (comprising 163 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: February 2008
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and
Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee,
Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated
Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman,
Passport Research, Ltd.

John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Vice President, Federated Hermes,
Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company
of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment
Management Company; President of some of the Funds in the Federated Hermes Fund Family and Director, Federated
Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and
Director of Federated Investment Counseling; President and CEO of Passport Research, Ltd.; Director, Edgewood Securities
Corp.; Director, Federated Services Company; Director, Federated Hermes, Inc.; Chairman and Director, Southpointe
Distribution Services, Inc. and President, Technology, Federated Services Company.

*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: September 2013
Principal Occupations: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Hermes Fund
Family; formerly, Chairman and CEO, The Collins Group, Inc. (a private equity firm) (Retired).
Other Directorships Held: Chairman of the Board of Directors, Director, KLX Energy Services Holdings, Inc. (oilfield services); former Director of KLX Corp. (aerospace).
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO of The Collins Group, Inc. (a private equity firm)
and as a Director of KLX Corp. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as
Director and Audit Committee Member, Bank of America Corp.; Director, FleetBoston Financial Corp.; and Director, Beth
Israel Deaconess Medical Center (Harvard University Affiliate Hospital).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Hermes Fund Family; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Equifax, Inc.; Director, Member of the Audit Committee,
Haverty Furniture Companies, Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super
Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama.
Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.

Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor Emerita of Law,
Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and
Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church
Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (formerly known as CONSOL Energy Inc.).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as
Interim Dean). Judge Lally-Green previously served as a member of the Superior Court of Pennsylvania and as a Professor of
Law, Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania to serve on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural Rules
Committee. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows:
Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary; Member, Pennsylvania State Board of Education
(public); Director, Catholic Charities, Pittsburgh; and Director CNX Resources Corporation (formerly known as CONSOL
Energy Inc.). Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and
Central Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair,
Catholic High Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, St. Vincent College;
Director and Chair, North Catholic High School, Inc.; and Director and Vice Chair, Our Campaign for the Church Alive!, Inc.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: February 2008
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Sole Proprietor, Navigator Management
Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity and Director, The Golisano Children’s
Museum of Naples, Florida. Mr. O’Neill previously served as Chief Executive Officer and President, Managing Director and
Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management,
Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies,
Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Senior Vice President for Legal Affairs,
General Counsel and Secretary of the Board of Trustees, Duquesne University.
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Director of Risk Management and Associate General Counsel, Duquesne University. Prior to her work at
Duquesne University, Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior
Counsel of Environment, Health and Safety, PPG Industries.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: September 2013
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Management Consultant; Retired;
formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief
Legal Officer, CONSOL Energy Inc. (now split into two separate publicly traded companies known as CONSOL Energy Inc.
and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of
Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive
Vice President, CONSOL Energy Inc. and CNX Gas Company; and Board Member, Ethics Counsel and Shareholder, Buchanan
Ingersoll & Rooney PC (a law firm).

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: February 2008
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc.
(manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career.
Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative
Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory
Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management
Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and
Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and
Southpointe Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: February 2008
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.;
Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated
Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated
Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated
Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated
Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice
President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc.
Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in
the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division
of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: February 2008
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes’ taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the
Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Chris McGinley Birth Date: July 28, 1978 Vice President Officer since: June 2012 Portfolio Manager since: December 2009
Principal Occupations:Chris McGinleyhas been the Fund’s Portfolio Manager since December 2009. He is Vice President of the Trust with respect to the Fund. Mr. McGinley joined Federated Hermes in 2004 as an associate research analyst in the international fixed-income department. He became an Assistant Vice President of the Fund’s Adviser in 2005. Mr. McGinley
worked in Senator Rick Santorum’s office in 2001 and from 2002 to 2004 he served as Legislative Correspondent for Senator
Santorum. Mr. McGinley earned his B.S. and received his M.P.I.A. from the University of Pittsburgh.

Ihab Salib Birth Date: December 14, 1964 VICE PRESIDENT Officer since: June 2012 Portfolio Manager since: August 2009
Principal Occupations: Ihab Salib has been the Portfolio Manager of the Fund since August 2009. He is Vice President of the
Trust with respect to the Fund. Mr. Salib joined Federated Hermes in April 1999 as a Senior Fixed-Income Trader/Assistant
Vice President of the Fund’s Adviser. In July 2000, he was named a Vice President of the Fund’s Adviser and in January 2007
he was named a Senior Vice President of the Fund’s Adviser. He has served as a Portfolio Manager since January 2002. From
January 1994 through March 1999, Mr. Salib was employed as a Senior Global Fixed-Income Analyst with UBS Brinson, Inc.
Mr. Salib received his B.A. with a major in Economics from Stony Brook University.

Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Maarten Offeringa Birth Date: February 1, 1976 Vice President Officer since: August 2019 Portfolio Manager since: July 2019
Principal Occupations: Maarten Offeringa has been the Fund’s portfolio manager since July 2019. He is Vice President of the
Trust with respect to the Fund. Mr. Offeringa joined Federated Hermes in 2018. Mr. Offeringa is responsible for providing research and advice on sector allocation and security selection. He has worked in financial services since 2002; has worked in investment management since 2018; has managed investment portfolios since 2019. Previous associations: Director, Bank of
America Merrill Lynch; Vice President, J.P. Morgan. Education: MA, Vrije Universiteit Amsterdam.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2020
Federated Project and Trade Finance Core Fund (the “Fund”)
(EFFECTIVE CLOSE OF BUSINESS ON JUNE 26, 2020, THE FUND’S NAME CHANGED TO PROJECT AND TRADE FINANCE CORE FUND)
At its meetings in May 2020 (the “May Meetings”), the Fund’s Board of Trustee (the “Board”), including a majority of those Trustee who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustee”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) and the investment subadvisory contract between the Adviser and Federated Hermes (UK) LLP with respect to the Fund (together, the “Contracts”) for an additional one-year term. The Board’s determination to approve the continuation of the Contracts reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to continue the existing arrangements. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
The Board considered that the Fund is distinctive in that it is designed for the efficient management of a particular asset class and is made available for investment only to other funds (each, a “Federated Hermes Fund”) advised by the Adviser or its affiliates (collectively, “Federated Hermes”) and a limited number of other accredited investors.
In addition, the Board considered that although the Adviser charges the Fund an investment advisory fee for its services, the Adviser has agreed to waive its fee and/or reimburse the Fund so that the investment advisory fee is waived in its entirety and other expenses were waived and/or reimbursed so that total fund expenses were minimal. The Board noted that Federated Hermes may, however, receive compensation for managing assets invested in the Fund.
Information Received and Review Process
At the request of the Independent Trustee, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation presenting on the topics discussed below. The Board considered the CCO’s independent written evaluation (the “CCO Fee Evaluation Report”), along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contracts. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustee. At the request of the Independent Trustee, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by Federated Hermes in response to requests posed to Federated Hermes on behalf of the Independent Trustee encompassing a wide variety of topics. The Board also considered such additional matters as the Independent Trustee deemed reasonably necessary to evaluate the Contracts, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose, as well as information specifically prepared in connection with the approval of the continuation of the Contracts that was presented at the May Meetings.
The Board’s consideration of the Contracts included review of materials and information covering the following matters, among others: the Adviser’s and sub-adviser’s investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate) and comments on the reasons for the Fund’s performance; the Fund’s investment objectives; the Fund’s expenses, including the advisory fee and the overall expense structure of the Fund, with due regard for contractual or voluntary expense limitations (if any); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial and other risks assumed by the Adviser in sponsoring and managing the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund’s relationship to the other Federated Hermes Funds, which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Hermes Funds and the Federated Hermes’ affiliates that service them (including communications from regulatory agencies), as well as Federated Hermes’ responses to any issues raised therein; and relevant developments in the mutual
Annual Shareholder Report

fund industry and how the Federated Hermes Funds and/or Federated Hermes may be responding to them. In addition, the Board received and considered information furnished by Federated Hermes on the impacts of the coronavirus (COVID-19) outbreak on Federated Hermes generally and the Fund in particular, including, among other information, the current and anticipated impacts on the management, operations and performance of the Fund. The Board noted that its evaluation process is evolutionary and that the criteria considered and the emphasis placed on relevant criteria may change in recognition of changing circumstances in the mutual fund marketplace.
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees in determining to approve the Contracts. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by an adviser to a fund and its shareholders (including the performance of the fund, its benchmark, and comparable funds); (2) an adviser’s cost of providing the services (including the profitability to an adviser of providing advisory services to a fund); (3) the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; (4) any “fall-out” financial benefits that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); (5) comparative fee and expense structures (including a comparison of fees paid to an adviser with those paid by similar funds both internally and externally as well as management fees charged to institutional and other advisory clients of the adviser for what might be viewed as like services); and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise (including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser’s services and fees). The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contracts generally align with the factors listed above. The Board was aware of these factors and was guided by them in its review of the Contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the Federated Hermes Funds. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Contracts was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contracts. The Independent Trustee were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustee met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustee and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contracts for the Fund as part of its consideration of agreements for funds across the Federated Hermes Funds family, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser’s personnel, experience and track record, as well as the financial resources and overall reputation of Federated Hermes and its willingness to invest in personnel and infrastructure that benefit the Federated Hermes Funds. The Board noted the significant acquisition of Hermes Fund Managers Limited by Federated Hermes in 2018, which has deepened the organization’s investment management expertise and capabilities and expanded the investment process for all of the Federated Hermes Funds to incorporate environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters.
In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board noted the compliance program of the Adviser and the compliance-related resources devoted by the Adviser and its affiliates in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including the Adviser’s commitment to respond to rulemaking and other regulatory initiatives of the SEC such as the liquidity risk management program rules. In addition, the Board considered the response by the Adviser to recent market conditions and considered the overall performance of the Adviser
Annual Shareholder Report

in this context. The Fund’s ability to deliver competitive performance when compared to its benchmark index was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund’s investment program. The Adviser’s ability to execute this program was one of the Board’s considerations in reaching a conclusion that the nature, extent and quality of the Adviser’s investment management and related services warrant the continuation of the Contract.
Fund Investment Performance
For the one-year, three-year and five-year periods ended December 31, 2019, the Fund outperformed its benchmark index.
Following such evaluation, and full deliberations, the Board concluded that the performance of the Fund supported renewal of the Contracts.
Fund Expenses
The Board considered that the Adviser charges the Fund an investment advisory fee for its services but has agreed to waive its fee and/or reimburse the Fund so that the investment advisory fee is waived in its entirety and other expenses were waived and/or reimbursed so that total fund expenses were minimal. However, the Board considered the compensation and benefits received by the Adviser and sub-adviser, including fees received for services provided to the Fund by Federated Hermes and research services received by the Adviser from brokers that execute trades for other Federated Hermes Funds.
Because the Fund’s expenses will remain minimal due to waiver of the entirety of the investment advisory fee and waiver and/or reimbursement of a portion of other expenses, the Board did not consider fee comparisons to other mutual funds or other institutional or separate accounts to be relevant to its deliberations.
Profitability and Other Benefits
The Board also received financial information about Federated Hermes, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated Hermes derived from its relationships with the Federated Hermes Funds. This information covered not only the fees under the Federated Hermes Funds’ investment advisory contracts, but also fees received by Federated Hermes’ affiliates for providing other services to the Federated Hermes Funds under separate contracts (e.g., for serving as the Federated Hermes Funds’ administrator and distributor). In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing any indirect benefit Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds. In addition, the Board considered the fact that, in order for the Federated Hermes Funds to be competitive in the marketplace, the Adviser and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to Federated Hermes Fund shareholders and/or reported to the Board their intention to do so in the future. Moreover, the Board received and considered regular reports from Federated Hermes throughout the year as to the institution, adjustment or elimination of these voluntary waivers and/or reimbursements. The Board considered Federated Hermes’ previous reductions in contractual management fees to certain Federated Hermes Funds during the prior year, including in response to the CCO’s recommendations in the prior year’s CCO Fee Evaluation Report.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
Because of the unusual nature of the Fund as primarily an internal product with no net advisory fee, the Board does not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant.
Conclusions
The Board considered the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund was reasonable and the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contracts by the CCO. The CCO also recognized that the Board’s
Annual Shareholder Report

evaluation of the Federated Hermes Funds’ advisory and subadvisory arrangements is a continuing and on-going process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its on-going oversight of the Federated Hermes Funds.
The Board based its determination to approve the Contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were deemed to be relevant, the Board’s determination to approve the continuation of the Contracts reflects its view that Federated Hermes’ performance and actions provided a satisfactory basis to support the determination to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund at FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category. Select a Fund to access the “Documents” tab. Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information at FederatedInvestors.com under the “Private Funds” section of the “Products” tab, where you will be directed to a statement of agreement that you are an “accredited investor” before proceeding. Click “I agree” to agree to the terms then you will be taken to the “Private Funds” home page where you can select the appropriate asset class or category. Select a Fund to access the “Characteristics” tab.
Annual Shareholder Report

The Fund is not a bank deposit or obligation, is not guaranteed by any bank and is not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in the Fund involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.

Project and Trade Finance Core Fund

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Placement Agent
CUSIP 31415N103
Q450320 (5/21)
© 2021 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   G. Thomas Hough and Thomas M. O'Neill.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 – $92,616

Fiscal year ended 2020 - $98,290

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2021 - $0

Fiscal year ended 2020 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)	With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)	Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)	Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2021 – 0%

Fiscal year ended 2020 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2021 - $7,962

Fiscal year ended 2020 - $49,337

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Core Trust III

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date May 26, 2021

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date May 26, 2021